Exhibit 10.1

THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

This THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of June 12, 2020, is among COMSTOCK RESOURCES, INC. (the “Borrower”), the Lenders (as defined below) party hereto, and BANK OF MONTREAL, as administrative agent for the Lenders (in such capacity, together with its successors and assigns, the “Administrative Agent”).

PRELIMINARY STATEMENT

A.

The Borrower, the Administrative Agent, certain banks and other financial institutions, as lenders (the “Lenders” and each a “Lender”), and certain other parties have entered into that certain Amended and Restated Credit Agreement dated as of July 16, 2019 (as amended by that certain Borrowing Base Redetermination Agreement and First Amendment to Amended and Restated Credit Agreement dated November 27, 2019, that certain Borrowing Base Redetermination Agreement and Second Amendment to Amended and Restated Credit Agreement dated May 6, 2020, and as further amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”) pursuant to which the Lenders have, subject to the terms and conditions set forth therein, made certain credit available to and on behalf of the Borrower.

B.

The Borrower has informed the Administrative Agent that it plans to issue on or about June 15, 2020 certain senior unsecured notes (the “Senior Notes”) in an aggregate stated principal amount of up to $500,000,000 due 2026 (the “Proposed Senior Notes Offering”), the aggregate net cash proceeds of which will be used, among other things, to repay the Borrower’s outstanding Loans.

C.

The Borrower, the Administrative Agent and the Lenders party hereto desire to (i) amend Section 6.2(k) of the Credit Agreement to increase the maximum principal amount of the Permitted Debt allowed thereunder from $300,000,000 to $500,000,000 and (ii)  confirm that notwithstanding the terms of Section 2.4(f) of the Credit Agreement, upon consummation of the Proposed Senior Notes Offering, the Borrowing Base then in effect shall remain in effect without any reduction thereto, so long as such issuance shall occur on or prior to June 30, 2020.

D.

Subject to the terms and conditions of this Amendment, the Lenders party hereto, the Administrative Agent and the Borrower have entered into this Amendment in order to amend the Credit Agreement, all as set forth herein.

NOW THEREFORE, in consideration of the foregoing and the mutual agreements set forth herein and other good and valuable consideration, the parties agree as follows:

Section 1.Definitions.  Unless otherwise defined in this Amendment, each capitalized term used in this Amendment has the meaning assigned to such term in the Credit Agreement.

Section 2.Amendment to the Credit Agreement.  Section 6.2(k) of the Credit Agreement is hereby amended to replace the reference to “$300,000,000” therein with “$500,000,000”.

Section 3.Reaffirmation of Borrowing Base.  If this Amendment has otherwise become effective in accordance with Section 5 below and the Administrative Agent has received executed counterpart signature pages to this Amendment from Lenders comprising at least the Required Lenders, then pursuant to, and in accordance with, Section 2.4(f) of the Credit Agreement, the Administrative Agent and the Required Lenders shall (and do hereby) acknowledge and agree that upon the issuance of the Senior Notes, the $1,400,000,000 Borrowing Base as in effect immediately prior to such issuance shall remain in effect without any reduction thereto, so long as such issuance shall occur on or prior to June 30, 2020.

Section 4.Ratification.  The Borrower, for itself and the other Loan Parties, hereby ratifies and confirms all of the Obligations under the Credit Agreement (as amended hereby) and the other Loan Documents, and in particular, affirms that the terms of the Security Documents secure, and will continue to secure, all Obligations after giving effect to this Amendment.

Section 5.Effectiveness.  This Amendment shall become effective upon the first date on which all of the conditions set forth in this Section 5 are satisfied (the “Amendment Effective Date”):

(a)The Administrative Agent shall have received executed counterpart signature pages to this Amendment from the Borrower, the Administrative Agent and Lenders comprising at least the Majority Lenders (provided that, for the avoidance of doubt, if the Administrative Agent shall have received executed counterpart signature pages to this Amendment from the Lenders comprising at least the Required Lenders, then the terms and conditions set forth in Section 3 of this Amendment shall also become effective); and

(b)The Borrower shall have confirmed and acknowledged to the Administrative Agent and the Lenders, and by its execution and delivery of this Amendment, the Borrower does hereby confirm and acknowledge to the Administrative Agent and the Lenders, that (i) the execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate action on the part of the Borrower and each other Loan Party; (ii) the Credit Agreement (as amended hereby) and each other Loan Document constitute valid and legally binding agreements enforceable against the Borrower and each other Loan Party that is a party thereto in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to or affecting the enforcement of creditors’ rights generally and by general principles of equity; (iii) the representations and warranties by the Borrower and each other Loan Party contained in the Credit Agreement and in the other Loan Documents are true and correct on and as of the date hereof as though made as of the date hereof; and (iv) no Default or Event of Default exists under the Credit Agreement or any of the other Loan Documents.

Section 6.Governing Law.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

Section 7.Miscellaneous.  (a) On and after the effectiveness of this Amendment, each reference in each Loan Document to “this Agreement”, “this Note”, “this Mortgage”, “hereunder”, “hereof” or words of like import, referring to such Loan Document, and each reference in each other Loan Document to “the Credit Agreement”, “the Notes”, “the Mortgages”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, the Notes, or the Mortgage or any of them, shall mean and be a reference to such Loan Document, the Credit Agreement, the Notes, the Mortgage or any of them, as amended or otherwise modified by this Amendment; (b) the execution, delivery and effectiveness of this Amendment shall not, operate as a waiver of any default of the Borrower or any other Loan Party or any right, power or remedy of the Administrative Agent or the Lenders under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents and except as otherwise modified by the terms hereof, the Credit Agreement and such other Loan Documents shall remain in full force and effect; (c) this Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement; and (d) delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.  This Amendment shall constitute a Loan Document for purposes of the Credit Agreement.

Section 8.Release of Administrative Agent, Issuing Bank and Lenders; Etc.  In consideration of the amendments set forth in this Amendment, the Borrower and the Guarantors hereby release, acquit, forever discharge, and covenant not to sue, the Administrative Agent, the Issuing Bank and each Lender, along with all of their respective beneficiaries, officers, directors, shareholders, agents, employees, servants, attorneys and representatives, as well as their respective affiliates, heirs, executors, legal representatives, administrators, predecessors in interest, successors and assigns (each individually, a “Released Party” and collectively, the “Released Parties”) from any and all claims, demands, debts, liabilities, contracts, agreements, obligations, accounts, defenses, suits, offsets against the indebtedness evidenced by the Loan Documents, actions, causes of action or claims for damages or relief of whatever kind or nature, whether equitable or monetary, whether known or unknown, suspected or unsuspected by the Borrower which the Borrower, any Guarantor or any Subsidiary of any of them, has, had or may have against any Released Party, for or by reason of any matter, cause or thing whatsoever occurring on or at any time prior to the date of this Amendment, including, without limitation, any matter that relates to, in whole or in part, directly or indirectly (a) the Credit Agreement, any promissory note, any Security Document, any other Loan Document or the transactions evidenced thereby, including, without limitation, any disbursements under the Credit Agreement, any promissory notes, the negotiation of any of the Credit Agreement, the promissory notes, the Mortgages or the other Loan Documents, the terms thereof, or the approval, administration or servicing thereof; or (b) any notice of default, event of default in reference to any Loan Document or any other matter pertaining to the collection or enforcement by any Released Party of the indebtedness evidenced by any Loan Document or any right or remedy under any Loan Document; or (c) any purported oral agreements or understandings by and between any Released Party and the Borrower or any Guarantor in reference to any Loan Document.

Section 9.Final Agreement.  THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS, INCLUDING THIS AMENDMENT, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY

EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed by its officer(s) thereunto duly authorized as of the date first above written.

BORROWER:

COMSTOCK RESOURCES, INC.,
a Nevada corporation

By: /s/ Roland O. Burns
Name:	Roland O. Burns
Title:	President and Chief Financial Officer

ADMINISTRATIVE AGENT AND LENDERS:

BANK OF MONTREAL, as Administrative Agent and Lender

By: /s/ Patrick Johnston
Name:	Patrick Johnston
Title:	Director

Bank of America, N.A., as Lender

By: /s/ Raza Jafferi
Name:	Raza Jafferi
Title:	Director

Signature Page to Third Amendment

FIFTH THIRD BANK, NATIONAL ASSOCIATION, as Lender

By: /s/ Thomas Kleiderer
Name:	Thomas Kleiderer

Title:    Director

Signature Page to Third Amendment

Mizuho Bank, Ltd., as Lender

By: /s/ Edward Sacks
Name:	Edward Sacks
Title:	Authorized Signatory

Signature Page to Third Amendment

Wells Fargo Bank, N.A., as Lender

By: /s/ Jonathan Herrick
Name:	Jonathan Herrick
Title:	Director

Signature Page to Third Amendment

Natixis, New York Branch, as Lender

By: /s/ Vikram Nath
Name:	Vikram Nath
Title:	Director

By: /s/Ajay Prakash
Name:	Ajay Prakash
Title:	Director

Signature Page to Third Amendment

CAPITAL ONE, NATIONAL ASSOCIATION, as Lender

By: /s/ Christopher Kuna
Name:	Christopher Kuna
Title:	Senior Director

Signature Page to Third Amendment

Societe Generale, as Lender

By: /s/ Max Sonnonstine
Name:	Max Sonnonstine
Title:	Director

Signature Page to Third Amendment

REGIONS BANK, as Lender

By: /s/ Cody Chance
Name:	Cody Chance
Title:	Vice President

Signature Page to Third Amendment

KeyBank, National Association, as Lender

By: /s/ George E. McKean
Name:	George E. McKean
Title:	Senior Vice President

Signature Page to Third Amendment

Credit Agricole Corporate and Investment Bank, as Lender

By: /s/ Kathleen Sweeney
Name:	Kathleen Sweeney
Title:	Managing Director

By: /s/ Pierre Bennaim
Name:	Pierre Bennaim
Title:	Managing Director

Signature Page to Third Amendment

CITIZENS BANK, N.A., as Lender

By: /s/ Hernando Garcia
Name:	Hernando Garcia
Title:	Director

Signature Page to Third Amendment

BARCLAYS BANK PLC, as Lender

By: /s/ Sydney G. Dennis
Name:	Sydney G. Dennis
Title:	Director

Signature Page to Third Amendment

CIT Bank N.A., as Lender

By: /s/ Sean M. Murphy
Name:	Sean M. Murphy
Title:	Managing Director

Signature Page to Third Amendment

GOLDMAN SACHS BANK USA, as Lender

By: /s/ Jamie Minieri
Name:	Jamie Minieri
Title:	Authorized Signatory

Signature Page to Third Amendment

ACKNOWLEDGMENT BY GUARANTORS

Each of the undersigned Guarantors hereby (i) consents to the terms and conditions of that certain Third Amendment to Amended and Restated Credit Agreement dated effective as of June 12, 2020 (the “Amendment”) and confirms its release of the Released Parties set forth therein, (ii) acknowledges and agrees that its consent is not required for the effectiveness of the Amendment, (iii) ratifies and acknowledges its respective Obligations under each Loan Document to which it is a party and affirms that the terms of the Guaranty Agreement guarantees, and will continue to guarantee, the Obligations, after giving effect to the Amendment, and (iv) represents and warrants that (a) no Default or Event of Default has occurred and is continuing, (b) it is in full compliance with all covenants and agreements pertaining to it in the Loan Documents, and (c) it has reviewed a copy of the Amendment.

COMSTOCK OIL & GAS, LLC

By Comstock Resources, Inc., its sole member

COMSTOCK OIL & GAS - LOUISIANA, LLC

By: /s/Roland O. Burns

Name:Roland O. Burns

Title:President

Guarantor Acknowledgement

737337158 04259100